UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 28, 2006
INTEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-06217 (Commission File Number)	94-1672743 (I.R.S. Employer Identification No.)

2200 Mission College Blvd. Santa Clara, California (Address of Principal Executive Offices)	95054-1549 (Zip Code)
Registrant’s telephone number, including area code:      (408) 765-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This current report on Form 8-K is filed for the purpose of filing the attached exhibit in connection with Registration Statement No. 333-132865.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2006
INTEL CORPORATION
	By:	/s/ Cary I. Klafter
		Name:	Cary I. Klafter
		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP